PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS — EQUITY PORTFOLIOS

SUPPLEMENT DATED SEPTEMBER 11, 2007 TO PROSPECTUS DATED APRIL 1, 2007

The following pertains to the Balanced Portfolio under Investment Strategies on page 13 of the Prospectus:

On August 3, 2007, the Board of Trustees approved a change to the Balanced Portfolio’s investment strategy from a traditional balanced fund to an asset allocation fund, operating as a fund of funds, contingent upon the receipt of an exemptive order from the Securities and Exchange Commission. The Trust and NTI plan to request an exemptive order from the SEC to permit the Balanced Portfolio to operate as a fund of funds that invests in: (a) open-end investment management investment companies that are part of the same group of investment companies as the Balanced Portfolio; (b) open-end investment management investment companies that are not within the same group of investment companies as the Balanced Portfolio; and (c) other securities that are not investment companies. There can be no assurance that the SEC will grant such exemptive order, and if granted, the Trust does not currently expect to implement changes to the Balanced Portfolio’s investment strategy until early 2008.

The following pertains to the Balanced Portfolio under Investment Advisers on page 38 of the Prospectus:

As of August 3, 2007, Northern Trust Investments, N.A. (“NTI”) assumed all rights and obligations of Northern Trust Global Investments Limited (“NTGIL”) under their advisory agreement with Northern Institutional Funds (the “Trust”), with regard to the Balanced Portfolio, a series of the Trust. Therefore, effective August 3, 2007, NTGIL no longer serves jointly with NTI as investment adviser to the Balanced Portfolio.

The following replaces the sixth paragraph under Portfolio Management on page 40 of the Prospectus:

Effective July 31, 2007, the managers for the International Equity Index Portfolio are Shaun Murphy and Steven J. Santiccioli. Mr. Murphy has had such responsibility since November 2006 and Mr. Santiccioli since July 2007. Mr. Murphy, Vice President of Northern Trust, is the U.S. team leader for international quantitative equity products. Prior to joining Northern Trust in 2004, Mr. Murphy was a portfolio manager at State Street Global Advisors. Mr. Santiccioli, Vice President of Northern Trust, has managed various quantitative equity portfolios since joining Northern Trust in 2003. From 1993 to 2003, he was with Deutsche Asset Management where he served first as head of accounting for international index portfolios and then as a portfolio manager.

The following replaces the ninth paragraph under Portfolio Management on page 40 of the Prospectus:

Effective July 31, 2007, the managers for the Small Company Growth Portfolio are Matthew Peron, Senior Vice President and Michael J. Towle, Second Vice President of Northern Trust. Mr. Peron has had such responsibility since March 2007 and Mr. Towle since July 2007. Since joining Northern Trust in November 2005, Mr. Peron has managed various equity portfolios. From January 2005 to November 2005, Mr. Peron was the deputy chief risk officer for Alliance Capital Management. From 2002 to 2005, he was a principal of Banc Once Capital Markets and a fixed income and equity derivatives risk manager of Bank One. From 1997 to 2002, he was an equity portfolio manager and quantitative analyst at Lincoln Capital Management. Since joining Northern Trust in July 2004, Mr. Towle has managed various equity portfolios. From 2003 to 2004, he was an institutional relationship manager and from 2001 to 2003, he was a private client portfolio manager at Brown Brothers Harriman.

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